                  Certification of the Chief Executive Officer
                                   Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002


I,  Michael  Cane,  certify  that:

1. I have reviewed this quarterly report on Form 10QSB of Legal Access Technologies;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.



Date:  September  16,  2002



                             By:  /s/ Michael Cane
                             --------------------------
                             Name:     Michael Cane
                             Title:    Chief Executive Officer

                  Certification of the Chief Financial Officer
                                   Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002


I,  Steven  D.  Fellows,  certify  that:

1. I have reviewed this quarterly report on Form 10QSB of Legal Access Technologies;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.



Date:  September  16,  2002



                             By:  /s/ Steven D. Fellows
                             --------------------------
                             Name:     Steven D. Fellows
                             Title:     Chief  Financial  Officer

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Michael A. Cane, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Legal Access Technologies, Inc. for the quarterly period ended July 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Legal Access Technologies, Inc.


                             By:  /s/ Michael A. Cane
                             ----------------------------
                             Name:  Michael A. Cane
                             Title: Chief  Executive  Officer

                             Date:  September  16,  2002


I, Steven D. Fellows, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Legal Access Technologies, Inc. for the quarterly period ended July 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Legal Access Technologies, Inc.

                             By:  /s/ Steven  D.  Fellows
                             -------------------------------
                             Name:   Steven  D.  Fellows
                             Title:  Chief  Financial  Officer
                             Date:   September  16,  2002